Note 15 - Asset Acquisition	12 Months Ended
Mar. 31, 2025
Notes to Financial Statements
Asset Acquisition [Text Block]

15. Asset Acquisition

On November 8, 2023, the Company executed an Asset Purchase Agreement and associated License Agreement with B&G Foods, Inc., (the “Seller”) to acquire certain assets from the Seller relating to its Green Giant® shelf-stable vegetable product line (the “transaction”). The acquired assets include inventory and an associated license which allows the Company to manufacture, market, distribute, and sell Green Giant® shelf-stable vegetable products within the United States in perpetuity. The purchase price was $55.2 million in cash and was funded from borrowings under the Company’s Revolver.

The transaction was accounted for as an asset acquisition in accordance with ASC 805, Business Combinations, because substantially all of the fair value of the gross assets acquired were concentrated in a singular asset, the acquired inventory, which was recorded at a value of $52.5 million. Additionally, a portion of the purchase price was used to settle preexisting liabilities of $2.7 million. The amount was comprised of $3.9 million of deferred revenue for which the associated performance obligation had not yet been performed by the Company for the Seller prior to the transaction date, offset by $1.2 million of accompanying deferred costs.